Employment Contract

雇佣合约

Party A: Jiangbo Pharmaceuticals, Inc.
甲方：江波制药有限责任公司
Address: 1133 S. University Drive, Suite 210, Plantation, FL33324 U.S.A.
Chairman: Wubo Cao
董事长：曹务波

Party B: Laiyang Jiangbo Pharmaceuticals, Co., Ltd.
乙方：莱阳市江波制药有限责任公司
Address: 25 Haihe Road, Laiyang Economic Development Zone, Yantai City, Shandong Province, P.R.C.
地址：中国山东省莱阳市经济开发区海河路 25 号
Legal Representative: Cao Wubo
法定代表人：曹务波

Party C: Jin Linxian
丙方： 金麟先
Registered Permanent **Address:** F12-2-501, 100 Sunshine Community, 21 Yangguangxin Road, Huaiyin District, Jinan, Shandong 250022
地址：中国山东省济南市槐荫区阳光新路 21 号，阳光 100 小区， F12-2-501

Chapter 1- General Provisions
第一章 总则

1. Pursuant to the Labor Law of the People's Republic of China (hereinafter "Labor Law"), the Employment Law of the People's Republic of China (hereinafter "Employment Law") and other relevant regulations, in consideration of the mutual promises and covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, Party A and Party C (collectively referred to as the "Parties") hereby agree as follows:
根据《中华人民共和国劳动法》、《中华人民共和国劳动合同法》及其他有关的规定，经过各方协商讨论和认真考虑，并进行了充分的了解与沟通，甲、乙、丙三方（以下并称为"三方"）就如下条款达成一致：

Chapter 2- Term
第二章 期限

2. This Contract shall be effective as of July 1, 2010 (the "Starting Date") for one year.
本合同追溯自 2010 年 7 月 1 日起开始生效(以下简称"起始日")，有效期为一年。

3. The contract shall automatically be renewed for successive periods of one (1) year unless either party gives written notice to the other party, at least sixty (60) days prior to the end date of the then-current Term, of that party's intent not to renew this Agreement.
本合同应为一年期限并自动续约。如果需要解除该合同，某一方需要在丙方当时任期结束之日起至少 60 天之前以书面形式通知各方。

Chapter 3- Scope of Work
第三章 工作范围

4. Party C agrees to assume the position of Chief Executive Officer ("CEO") pursuant to the work needs of Party A and Party B. The position duty, work task, objective, disciplines and other relevant management rules shall be implemented according to the work standards and other rules prescribed by Party A and Party B, and shall include all of the powers and duties usually incident to such position for a U.S. listed public company, and specifically including but not limited to (a) creation and maintenance of proper controls; (b) formulation and submission of short and long-term strategies for the board's approval at corporate level; (c) overseeing implementation of strategies The main work location of Party C shall be 25 Haihe Road, Laiyang Economic Development Zone, Yantai City, Shandong Province, P.R.C.

丙方同意根据甲、乙方的工作需要，担任首席執行官一职。丙方应按甲、乙方为该岗位制订的工作规范以及其他的有关规定，执行岗位职责、工作任务、责任目标、岗位纪律和相关管理制度等，其中包括美国上市公司对于该职位规定的所有的权力及义务，包括但不仅限于以下职责: (a)适当的对公司各项事物进行管理 (b) 提出并向董事会递交与公司发展有关的短期及长期发展策略(c) 监督并执行公司的各项策略。丙方的主要工作地点为中国山东省莱阳市经济开发区海河路 25 号。

5. All Parties acknowledge that, Party A and Party B shall have the right to change the type of work, job title and position, job duties and work location of Party C at any time according to the business needs of Party A and Party B or ability or work performance or actual situation of Party C, provided, however, that such change shall be made in good faith with reasonable causes. Party C shall be subject to any such changes as deemed necessary and appropriate in the sole judgment of Party A and Party B.
双方同意，甲、乙方将根据业务需要、丙方的能力、工作表现或其他实际情况，基于诚信与合理的原则，随时调整丙方的工作类型、职务、职位、工作职责和工作地点。对于上述甲、乙方所做的任何必要的适当的调整，丙方应予以遵守服从。

Chapter 4- Duties of Party C
第四章 丙方的义务

6. Party C hereby agrees that, in addition to the duties and responsibilities otherwise set forth herein, during the term of this Contract, Party C shall:
丙方同意，除本合同规定的义务与责任之外，丙方在合同期间限内还须：

7.1 devote his/her full time, attention and skills during the normal working hours designated to him/her hereunder exclusively to the performance of his/her duties hereunder, and effectively perform

his/her duties and make his/her best endeavors to ensure the satisfactory accomplishment of the assignment to him/her by Party A and Party B; and
在规定的工作时间内，将其全部时间、精力和技能，仅用于履行本合同规定的义务上，并有效地行使其职责，尽最大努力确保完满完成甲、乙方委派的工作；和

7.2 perform his/her duties hereunder faithfully and diligently for Party A and Party B in accordance with the terms hereunder, the rules and policies of Party A and Party B and the applicable laws and regulations, engage in no activities which are in violation of any PRC laws or regulations or may be prejudicial to the interests of Party A and Party B, and seek no personal gains, directly or indirectly, by utilizing his/her position or power in Party A and Party B.
丙方应遵守本合同条款，甲、乙方的内部规章制度及相关的法律法规并对甲、乙方恪尽职守，不违反任何中国的法律、法规，不从事损害甲、乙方利益的活动，不利用其在甲、乙方的职务或职权，直接或间接地为个人牟取私利。

Chapter 5- Labor Protection and Working Conditions
第五章 劳动保护和工作条件

8. Party A and Party B shall provide Party C with appropriate working conditions and facilities and with labor protection in accordance with the state standards, and Party C shall comply with the rules and regulations of work safety and sanitation formulated by Party A and Party B.
甲、乙方应向丙方提供适当的工作条件和设施，提供符合国家标准的劳动保护；丙方应遵守甲、乙方制定的劳动安全制度。

9. Party A and Party B will be responsible for providing education and training to Party C on business technologies, labor safety and sanitation and articles of association of Party A and Party B.
甲、乙方负责对丙方进行业务技术、劳动安全卫生制度及公司章程的教育和培训。

Chapter 6- Remuneration
第六章 报酬

10. In consideration of the duties and obligations assumed by Party C under this Contract, Party A and Party B shall pay a monthly salary of RMB 15,000 to Party C an amount confirmed in writing, which will be payable on 30th of each corresponding month and a performance appraisal and salary review will be performed semi-annually. In addition, as soon as reasonably practicable following Party A's adoption of an incentive plan which provides for the grant of 7,000 shares compensatory stock shall be granted to Party C under Party A's Company Incentive Plan by Party A and Party B. Based on Party C's performance, Party C shall also be entitled to up to additional 9,000 shares bonus stock grant per year.
作为对丙方承担在此合同下的义务和责任的报酬，甲、乙方应当支付给丙方月薪人民币一万五千元，此月薪将在每月的 30 日支付，并且将每半年对于丙方的工作表现进行评估并进行薪资调整。另外，根据股权激励计划，每年甲方应授予丙方补偿性股票七千股。并且根据其表现，将授予丙方每年最高九千股的股票奖励。

11. During the term of employment under this Contract, Party A and Party B will decide the earning prior to tax of Party C based upon Party A and Party B's then current salary systems and position

adjustment policies. Party A and Party B will pay the payment through the individual bank account designated by Party A and Party B or through other means Party A and Party B deems proper. The amount of salary will be stipulated in an offer letter.
在本合同聘用期内，甲、乙方可以根据其现行工资制度和职位调整政策决定丙方的税前收入。工资将由甲、乙方支付到丙方指定的个人银行帐户或以其他适当的方式进行支付，工资的数额将在聘用信中做出规定。

12. Party C shall be responsible for the payment of due and payable individual income tax resulting from the salary and other remuneration paid by Party A and Party B in accordance with the relevant PRC laws and regulations. Party A and Party B, as the withholding person, shall withhold the individual income tax and other due and payable tax of Party C prior to paying the remuneration to Party C as required by law.
丙方应依照中国相关法律法规的规定，缴纳其从甲、乙方获取的工资和其他报酬的个人所得税。依照法律规定，甲、乙方作为扣缴义务人，应在支付丙方报酬前代扣代缴其个人所得税及其他应缴税款。

13. Party A and Party B shall have the right to adjust the salary and welfare of Party C appropriately based on the capability, experience, attitude, performance, achievement, working-age and position of Party C as well as according to the salary and position adjustment policies and business conditions experienced by Party A and Party B.
甲、乙方有权根据丙方的工作能力、经验、态度、表现、工作成绩、工龄和职务，并依据甲、乙方的工资和职位调整政策及经营状况，适当调整丙方的工资和福利待遇。

14. Party A and Party B shall deduct the following from the salary payable to Party C in accordance with the relevant PRC laws and regulations:
依据中国有关法律法规，甲、乙方应从支付给丙方的工资中扣减或扣除如下：

14.1 The individual income tax of Party C;
丙方的个人所得税；

14.2 The part of the society insurance and other welfare benefits which are to be borne by Party C;
社会保险和其他福利金中应由丙方个人承担的部分；

14.3 All compensation or fines payable by Party C and withheld by Party A and Party B on the effective court verdict or arbitration decision;
所有法院判决和仲裁裁决中要求甲、乙方代扣的，丙方应付的赔偿或罚款；

14.4 All compensation or fines payable by Party C to Party A and Party B according to court verdict or arbitration decision.
根据法院判决或仲裁裁决，所有应由丙方支付给甲、乙方的赔偿或罚款。

15. Party A and Party B may, in its discretion, pay a bonus to Party C based upon Party A and Party B's business operation situation and articles of association. The detailed amount, conditions and form will be set forth by Party A and Party B. Notwithstanding the above, paying bonus should not be deemed as an obligation of Party A and Party B.
甲、乙方可以根据其业务运营情况和公司章程规定，自行决定是否向丙方发放奖金，并有权决定奖金的具体数额，发放条件和发放形式。但发放奖金并非甲、乙方的义务。

Chapter 7- Insurance, Welfare and Leave
第七章 保险、福利和休假

16. The Parties shall pay premiums for social security insurance schemes such as Pension, Unemployment, Medical Insurance, etc. in accordance with relevant PRC laws and regulations.
双方应依照中华人民共和国相关法律法规规定，缴纳养老、失业、医疗等社会保险。

17: Party C shall be entitled to all official public holidays in The People's Republic of China and twenty five paid vacations, sick, or personal days during each calendar year of the Term. Party C is not entitled to payment for any unused vacation, sick or personal days as of the end of any calendar year.
丙方享有中国官方法定的节假日和每年25天的带薪休假，病假，或个人假。丙方无权要求甲方或乙方对于其未使用的休假，病假或个人假支付款项进行补偿。

Chapter 8- Labor Discipline
第八章 劳动纪律

18. Party C shall abide by the Working Rules and articles of association stipulated by Party A and Party B pursuant to laws. Party C shall strictly adhere to proper instructions and decisions of Party A and Party B, take care of all assets of Party A and Party B, and abide by professional morality.
丙方应遵守甲、乙方依法制定的劳动纪律和公司章程，严格服从甲、乙方的指令和决定，保管好甲、乙方的全部资产，并遵守职业道德。

19. In case Party C violates the Working Rules or articles of association of Party A and Party B, Party A and Party B may impose punishment to Party C in accordance with the Working Rules or articles of association of Party A and Party B.
若丙方违反了甲、乙方的劳动纪律或公司章程，甲、乙方可以依照规定对丙方进行处罚。

20. Party A and Party B has the right to require Party C to compensate the economic losses caused by Party C's violation of relevant laws, Working Rules or articles of association of Party A and Party B.
对于丙方违反有关法律、劳动纪律和公司章程而给甲、乙方造成经济损失的，甲、乙方有权要求丙方赔偿其损失。

21. Party A and Party B has the right to appropriately amend its rules or articles of association at any time based on its business needs. Party A and Party B shall notify Party C in any way Party A and Party B deems proper, including but not limited to, through notice, announcement, e-mail and memorandum of any such changes.
甲、乙方有权根据经营需要随时合理地修改劳动纪律和公司章程，但甲、乙方应以适当的方式告知丙方，包括但不限于通知、公告、电子邮件和备忘录。

22. Party C shall not take position in any other enterprise or company during working in Party A and Party B. Any invention, creation, development, design, improvement, production made by Party C during working in Party A and Party B shall belong to Party A and Party B, and any intellectual

property right arising from them (including but not limited to patent right, copyright, know-how) shall also belong to Party A and Party B.

丙方在甲、乙方任职期间，不能在其他任何企业或单位兼职。丙方任职期间的发明、创造、开发、设计、改良、生产成果将全部归属于甲、乙方，因此而获得的任何知识产权，包括但不限于专利权、著作权、非专利技术亦全部归甲、乙方所有。

Chapter 9- Confidentiality
第九章 保密责任

23. Party C shall keep the proprietary and confidential information of Party A and Party B confidential and shall abide by any confidentiality rules set forth by Party A and Party B. Party C shall not take, use of or disclose any material or information of Party A and Party B to any third party except on behalf of Party A and Party B's and with Party A and Party B's prior written consent. Party C shall execute and abide by the Non-disclosure and Non-Competition Agreement ("Confidentiality Agreement"). Where Party C breaches the competition restriction obligation under the Confidentiality Agreement, Party C shall pay liquidated damages to Party A and Party B in accordance with Confidentiality Agreement.

丙方应对甲、乙方的专有信息和秘密信息保密，遵守甲、乙方相关的保密政策。未经取得甲、乙方事先的书面同意，丙方不得向任何第三方泄露任何有关，甲、乙方的资料和信息。丙方应签署并遵守《保密与不竞争协议》（下称"保密协议"）。丙方若违反《保密协议》中约定的限制义务，应当按照《保密协议》规定向甲、乙方支付违约金。

24. Party C agrees that Party A and Party B may disclose his/her personal information including, but not limited to, Party C's name, address, nationality, position, payment, bank account, this Contract and its renewal and amendment, as directly or indirectly required by Party A and Party B's reasonable business and operation.

丙方同意，甲、乙方有权根据合理的，直接或间接的经营需要，披露丙方的个人信息，包括但不限于丙方的姓名、地址、国籍、职位、工资、银行帐户、本合同及其续约及变更情况。

Chapter 10- Modification, Termination and Extension of the Employment Contract
第十章 聘用合同的变更、终止和延期

25. In case a modification occurs in the laws and administrative regulations that govern this Contract, the corresponding part of this Contract and appendixes shall be modified accordingly. In case a major change occurs in the circumstances under which this Contract was concluded or there is any conflict between this Contract and the relevant PRC laws and regulations, so that this Contract cannot be performed anymore, the relevant part of this Contract may be modified upon agreement between Party A and Party B and Party C through amicable consultation based on the requirements of the relevant PRC laws and regulations.

若本合同适用的法律法规被修订，本合同的相应部分或附件也应进行相应的修订。如果订立合同时所依据的客观情况发生重大变化，或者由于本合同与中国有关法律法规相冲突而导致无法履行合同，双方可以依据相关法律法规，通过友好协商而修改合同的相关部分。

26. This Contract may be terminated upon mutual agreement between Party A and Party B and Party C in writing.
双方可以通过协商达成一致，书面终止本合同。

27. Party A and Party B shall have right to unilaterally terminate this Contract with immediate effect without any prior written notice under the following circumstances, and will notify Party C of such termination:
如出现下面情形，甲、乙方有权单方面终止本合同而无须事先书面通知，但应告知丙方终止状况：

27.1 The termination of this Contract during the probation period under Article 3 hereof;
依据本合同第 3 条规定的终止情况；

27.2 Party C seriously violates the labor disciplines or the rules or regulations of Party A and Party B (including but not limited to the Working Rules or articles of association of Party A and Party B);
丙方严重违反公司劳动纪律、规章制度（包括但不限于劳动纪律和公司章程）；

27.3 Party C causes serious damage to the interests of Party A and Party B due to Party C's serious dereliction of his/her duties (including but not limited to, his/her duties under Article 7 hereof), or his/her engagement in malpractices for seeking personal gains;
丙方严重失职（包括但不限于本合同第 7 条规定的职责）或者营私舞弊，给甲、乙方利益造成重大损害的；

27.4 Party C has additionally established an employment relationship with another employer which materially affects the completion of his tasks with Party A and Party B, or Party C refuses to rectify the matter after the same is brought to his attention by Party A and Party B;
丙方同时与其他用人单位建立劳动关系，对完成甲、乙方的工作任务造成严重影响，或经甲、乙方提出，拒不改正的；

27.5 The Employment contract is invalid because Party C uses such means as deception or coercion, or takes advantage of Party A and Party B's difficulties, to cause Party A and Party B to conclude the employment contract, or to make an amendment thereto, which is contrary to Party A and Party B's true intent; or
因丙方以欺诈、胁迫的手段或者乘人之危，使甲、乙方在违背真实意图的情况下订立或变更合同而导致合同无效的；或

27.6 Party C is criminally prosecuted under the law.
丙方被依法追究刑事责任的；

28. Party A and Party B may terminate this Contract by serving 60 days' prior written notice to Party C or giving Party C two month's salary in lieu of notice in any one of the following circumstances:
有下列情况之一的，甲、乙方可以提前 60 天书面通知丙方，或者额外支付丙方二个月工资后终止本合同。

28.1 where Party C, after undergoing a legally prescribed period of medical treatment and recuperation for an illness or a non-work-related injury, remains unable to carry out the original job, and is also unfit for the job otherwise assigned to Party C by Party A and Party B;
丙方患病或非因工负伤，在法定医疗期和恢复期满后，不能从事原工作也不能胜任甲、乙方为其另行安排的工作；

28.2 where Party C is unable to fulfill the duties of his/her position to the standards required under the terms hereof or by Party A and Party B, and, despite undergoing further training or a transfer of his/her position, remains unable to do so;
丙方不能胜任合同条款规定或甲、乙方规定的标准要求，经过培训或者调整工作岗位仍不能胜任的；

28.3 where this Contract cannot be performed due to any major changes of any objective circumstances under which this Contract was concluded, and following consultation, Party A and Party B and Party C cannot agree upon the necessary modification to be made to this Contract.
订立合同所依据的客观情况发生重大变化，致使合同无法履行，双方无法就合同的必要修订通过协商达成一致的。

29. The term "major changes of any objective circumstances" stipulated in Section 27.3 includes but not limited to:
第 27.3 条中的"客观情况的重大变化"包括但不限于：

29.1 Merger of Party A and Party B into another business entity, or sale or transfer by Party A and Party B of substantial portion of the assets it owns to other enterprises or third parties;
甲、乙方被其他单位兼并，或甲、乙方资产的关键部分被出售或转让给其他企业或者第三方；

29.2 Material adjustment in operative policy or material changes in operative situation of Party A and Party B;
甲、乙方的经营策略进行了重大调整或经营环境有了重大的变化；

29.3 Serious difficulty incurred in the operation of Party A and Party B;
甲、乙方发生严重经营困难；

29.4 Entry into the period of clearing up, or stop of manufacture or business totally or partially by Party A and Party B;
甲、乙方进入治理整顿期间或生产经营处于全部或部分停滞阶段；

29.5 Declaration of bankruptcy, dissolution or liquation by Party A and Party B;
甲、乙方宣布破产、解散或清算；

29.6 Decision of Party A and Party B in ceasing the research and development which directly relates to Party C's work according to the need of business development of Party A and Party B and/or the actual market situation; or
甲、乙方根据业务发展或市场的实际状况，决定终止与丙方直接相关的研究和开发工作；

29.7 Laws or regulations newly promulgated by the government that makes either Party or both Parties not able to perform this Contract.
根据政府新颁布的法律法规，任何一方或三方无法履行本合同的。

30. Party C may resign his/her job and terminate this Contract during the Contract term with a prior written notice of 60 days to Party A and Party B. With regard to Party A and Party B's economic losses arising from Party C , Party A and Party B shall have the right to deduct any such amount of economic losses from corresponding salary and any other remuneration due and payable to Party C and Party A and Party B shall still have the right to claim the uncompensated economic losses from Party C.
在合同期限之内，丙方有权辞职并终止合同，但应提前60天书面通知甲、乙方。由于丙方的原因给甲、乙方造成经济损失的，甲、乙方有权从应支付给丙方的工资或任何其他报酬中予以扣减，以抵免损失。甲、乙方仍有权要求丙方赔偿不足的部分。

31. In the event that Party A and Party B is close to bankruptcy or faces a bad business situation or serious difficulty in the operation, Party A and Party B shall explain the situation to its employees. After having solicited opinions from the employees, and reported the situation to the administrative department for labor, Party A and Party B may terminate this Contract.
甲、乙方濒临破产、经营不善或经营状况发生严重困难时，应向员工说明情况，征得员工的谅解，并经向劳动行政管理部门报告后，甲、乙方可以终止本合同。

32. Party A and Party B shall not terminate this Contract in accordance with Articles 28 and 31 hereof where Party C:
丙方有下列情形之一的，甲、乙方不得根据本合同第28条、第31条的规定终止本合同：

32.1 is engaged in operations exposing him to occupational disease hazards and has not undergone a pre-departure occupational health check-up, or is suspected of having contracted an occupational disease and is being diagnosed or under medical observation;
从事接触职业病危害作业的劳动者，未进行离岗前职业健康检查，或者疑似职业病病人在就诊或医学观察期间的；

32.2 has been confirmed as having lost or partially lost his capacity to work due to an occupational disease contracted or a work-related injury sustained with the Employer;
在本单位患职业病或者因工负伤，并被确认全部丧失或者部分丧失劳动能力的；

32.3 is receiving medical treatment for diseases or injuries related to work within the stipulated period of time;
患病或因工负伤，在规定的医疗期内；

32.4 is a female staff member during her pregnancy, maternity and lactation; or
女职工在孕期、产期、哺乳期内；或

32.5 has been working for the Employer continuously for not less than 15 years and is less than 5 years away from his legal retirement age;
在本单位连续工作满十五年，且距法定退休年龄不足五年的；

32.6 finds himself in other circumstances stipulated in laws or administrative statues.
法律、行政法规规定的其他情形。

33. In any of the following circumstances, Party C may terminate this Contract:
有下列情形之一的，丙方可以终止本合同：

33.1 Party A and Party B fails to pay the social insurance premiums for Party C in accordance with the law;
甲、乙方未依法为丙方缴纳社会保险的；

33.2 Where Party A and Party B forces Party C to work by means of violence, intimidation, detention or illegal restriction of personal freedom, or where Party C is instructed in violation of rules and regulations or peremptorily ordered by Party A and Party B to perform dangerous operations which threaten his personal safety;
甲、乙方以暴力、威胁、拘禁或者非法限制人身自由的手段强迫丙方劳动，或甲、乙方违章指挥、强令冒险作业，危及丙方人身安全的；

33.3 Party A and Party B fail to pay labor remuneration in full and on time or fails to provide the labor protection or working conditions as agreed under this Contract.
甲、乙方未能按照本合同约定及时足额支付劳动报酬，未能提供约定的劳动保护或劳动条件的。

33.4 The Employment contract is invalid because Party A and Party B uses such means as deception or coercion, or takes advantage of Party C's difficulties, to cause Party C to conclude the employment contract, or to make an amendment thereto, which is contrary to Party C's true intent;
因甲、乙方以欺诈、胁迫的手段或者乘人之危，使丙方在违背其真实意图的情况下订立或变更合同而导致合同无效的；

33.5 Party A and Party B's rules and regulations violate laws or regulations, thereby harming Party C's rights and interests; or
由于甲、乙方的规章制度而导致违反法律、法规，并导致损害丙方权益的；或

33.6 Other circumstances in which laws or administrative statues permit Party C to terminate his employment contract
法律、行政法规规定的丙方可以解除劳动合同的其他情形。
Party C may terminate the Contract forthwith without giving prior notice to Party A and Party B under the circumstances of article 33.2.
在第 33.2 条规定的情形下，丙方可以立即解除本合同，不需事先告知甲、乙方。

34. Upon the termination of this Contract, Party C shall cease conducting any activities on Party A and Party B's behalf or complete the uncompleted matters pursuant to Party A and Party B's request,

and settle all accounts with Party A and Party B. Party C shall, within 3 days of the termination of this Contract, return all the property and hand over all files and documents (including but not limited to written documents and electronic documents) he or she has in his/her possession but is the property of Party A and Party B, and Party A and Party B may carry out the resign procedures with the confirmation of the aforesaid properties, files and documents and issue resign consent letter . If Party C fails to complete the above hand-over procedures, Party A and Party B could refuse to handle the procedures of termination for Party C and may set-off any amounts due to Party C for the losses Party A and Party B suffers therefrom

合同终止时，丙方应立即停止以甲、乙方的名义从事的一切活动，及甲、乙方要求的未完成的事宜，并结清所有帐目。丙方应在合同终止之日起3日内归还其占有的甲、乙方的全部财产并移交所有文件档案（包括但不限于书面文件及电子文档），经甲、乙方确认后，为丙方办理离职手续，由甲、乙方出具离职同意书。如果丙方未能完成上述交接手续，甲、乙方可以拒绝办理丙方的离职手续，并可用需支付给丙方的款项抵销甲、乙方由此遭受的损失。

Chapter 11- Economic Compensation and Repayment

第十一章 经济补偿与赔偿

35. Party A and Party B shall provide economic compensation and/or medical subsidies to Party C pursuant to relevant laws and regulations in case Party A and Party B terminates this Contract according to Article 26, 28 and 31 of this Contract and applicable laws and regulations.

如果依据本合同第26条、第28条、第31条及相关法律法规而终止本合同的，甲、乙方应依法向丙方提供经济补偿和/或医疗补助。

36. n case Party A and Party B fails to pay salary, economic compensation or medical subsidies to Party C according to relevant laws and regulations and stipulations of this Contract, Party A and Party B shall bear the statutory liability for indemnification to Party C.

甲、乙方未根据有关法律法规的规定及本合同约定向丙方支付工资、经济补偿或医疗补助的，应承担法定的赔偿责任。

37. If Party C terminates this Contract in breach of the terms and conditions specified herein, Party C shall indemnify Party A and Party B for its losses incurred therefrom according to the relevant laws and regulations.

由于丙方违反规定而导致本合同终止的，依据法律法规的规定，丙方应对由此给甲、乙方造成的损失进行赔偿。

38. Before Party C is trained at Party A and Party B's expense, Party A and Party B may require Party C to execute an agreement, pursuant to which the service term may be prescribed and if Party C resigns from his/her job by breaching the service term stipulated in the Contract, Party C shall at the time of resignation reimburse Party A and Party B for the training fees herein.

由甲、乙方承担培训费用的，在对丙方进行培训之前，甲、乙方可以要求丙方签署协议约定的服务期限；如果丙方违反服务期限规定辞职的，丙方应在辞职时补偿甲、乙方承担的培训费用。

Chapter 12- Settlement of Labor Disputes

第十二章 劳动争议的解决

39. Any dispute arising out of the interpretation and performance of this contract shall be settled through friendly consultation between the Parties. If the parties fail to reach a solution through friendly consultation, one or both parties can bring such dispute to the competent Labor Dispute Arbitration Commission within sixty (60) days of the dispute. In case the parties have no disagreement to the arbitral award of such Labor Dispute Arbitration Commission, such arbitral award is final and binding upon the parties. In case any party is not satisfied with the decision of the arbitration, the party may bring a lawsuit to the court having jurisdiction.
对于本合同的解释和履行过程中产生的任何争议，应通过各方友好协商解决。未能通过友好协商解决的，一方或各方可以自发生之日起六十（60）日之内提请相关劳动争议仲裁委员会仲裁解决。如各方对劳动争议仲裁委员会的裁决无异议，该仲裁结果即为终局裁决，对各方均有约束力；若任一方对仲裁结果不服的，可以向有关法院提请诉讼。

Chapter 13- Miscellaneous
第十三章 其他

40. Party C has been aware of and agreed to abide by the Working Rules, which will be provided to Party C from time to time, and shall be of the same legal validity with this Contract. However, this Contract shall prevail in the event of any conflict between the Working Rules and this Contract.
已经告知丙方，并且丙方同意遵守的劳动纪律与本合同具有同等的法律效力。当劳动纪律与本合同出现冲突时，应以本合同为准。

41. Party A and Party B and Party C could execute the Agreement to Amend Employment Contract attached as Appendix B to revise partial provisions of this Contract, or conclude a new employment contract upon agreement of consultation.
三方可以通过签订合同附件 B《聘用合同变更协议》来修改合同的部分内容，或者经协商一致，同意签订新的聘用合同。

42. The invalidity and non-enforcement of any provision of this Contract shall not affect the validity of any other provision of this Contract.
任何无效的和不可执行的条款都不影响本合同其他条款的效力。

43. Failure or delay of any Party hereto to exercise a right under this Contract shall not constitute a waiver thereof.
任何一方未行使或延迟行使本合同下的权利，并不构成对该项权利的放弃。

44. If there is any conflict between this Contract and the relevant laws and/or regulations, the provisions of the relevant laws and/or regulations shall prevail.
如本合同与相关的法律法规不一致，应以相关的法律法规为准。

45. This Contract shall become effective from the date of the execution hereof. In case both parties do not execute this Contract on the same day, the later date shall be the effective date of this Contract.
本合同自签署之日起生效。如三方未于同日签署，以最后一方的签署日期作为合同的生效日期。

Party A: Jiangbo Pharmaceuticals, Inc.
甲方：江波制药股份公司

By:
签署：/s/

Name: Wubo Cao
姓名：曹务波
Date:
日期：2010.7.1

Party B: Laiyang Jiangbo Pharmaceuticals, Co., Ltd.
乙方：　莱阳市江波制药有限责任公司

By:
签署：/s/

Name: Wubo Cao
姓名：曹务波
Date:
日期：2010.7.1

Party C: Linxian Jin
丙方：　金麟先

By:
签署：/s/

Name:
姓名：
Date:
日期：2010.7.1